CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of OrthoPediatrics Corp. (the “Company”) for the quarterly period ended September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Fred L. Hite, Chief Financial Officer and Chief Operating Officer of the Company, hereby certifies, pursuant to 18 Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

This certificate is being furnished solely for purposes of Section 906 and is not being filed as part of the Report.

/s/ Fred L. Hite
Fred L. Hite
Chief Financial Officer and Chief Operating Officer
(Principal Financial and Accounting Officer)

Date:     November 7, 2023